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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 31, 2007
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                Teleconnect Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                   Centro Comercial Camojan Corner, 1(a) plta
                      Camino de Camojan, Urb. Sierra Blanca
                         29603 Marbella - Malaga, Spain
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                    (Address of principal executive offices)

                               011-34-95-202-9400
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              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name and former address, if changed since last report)


       Florida                       0-230611                    52-2137517
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    (State or other                 (Commission              (I.R.S. Employer
   jurisdiction of                  File Number)             Identification No.)
   incorporation)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (16 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On October 31, 2007, Mr. Gustavo Gomez resigned as a director and as the Chief Executive Officer, President, and Treasurer of Teleconnect Inc. (the "Company"), and as a director of all subsidiaries of the Company, for personal reasons and not because of any disagreement with the Company regarding any matter relating to the Company's operations, policies or practices. The Company and Mr. Gomez agreed to terminate the previous management agreement between them and agreed that the Company would repurchase 4,000,000 shares of common stock of the Company owned by Mr. Gomez for 300,000 Euros, payable in four equal installments of 75,000 Euros.

         On October 31, 2007, the Board of Directors appointed Mr. Leo Geeris, a director of the Company, as the Chief Executive Officer, President, Treasurer and Secretary of the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

         10.1 Copy of the agreement of termination of the previous management agreement dated October 29, 2004 between the Company and Gustavo Gomez.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2007                        Teleconnect Inc.
                                              /s/ Leo Geeris
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                                              Leo Geeris, Chief Executive
                                                        Officer and President